SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        May 24, 2000
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                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                   1-7182                    13-2740599
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  (State or Other             (Commission              (I.R.S. Employer
  Jurisdiction of            File Number)             Identification No.)
  Incorporation)

4 World Financial Center, New York, New York                  10080
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:        (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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On May 24, 2000, Merrill Lynch & Co., Inc., issued the following press release.

                                          News

                                          Merrill Lynch & Co., Inc.

                                          World Headquarters

[LOGO] Merrill Lynch
                                          North Tower
                                          4 World Financial Center, Floor 31
                                          New York, New York  10080

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                                          Release date:  May 24, 2000

                                          For information contact:
                                          Joe Cohen
                                          (212) 449-7284
                                          jcohen3@exchange.ml.com


                MERRILL LYNCH AND SUMITOMO CORPORATION ANNOUNCE
             RESOLUTION OF ISSUES RELATED TO COPPER TRADING MATTER
                               (JOINT STATEMENT)

         NEW YORK, May 24 -- Merrill Lynch and Sumitomo Corporation today announced they have resolved all issues between them concerning losses sustained by Sumitomo in connection with unauthorized copper trading. The companies said they will resume normal business relations.

         Sumitomo previously disclosed it lost $2.6 billion as a result of unauthorized trading by one of its former copper traders, who is presently serving an eight-year prison term for forgery and fraud in connection with the unauthorized trading. Sumitomo has sued four other firms for more than $1.7 billion in connection with those losses, alleging that they knew or should have known of the unauthorized conduct. Under the agreement announced today, Merrill Lynch, without any admission of wrongdoing, will pay Sumitomo $275 million plus legal fees, and Sumitomo will release Merrill Lynch from any claims stemming from the trading losses.

         In a joint statement, Merrill Lynch and Sumitomo said, "We are very pleased that in the spirit of mutual cooperation we have been able to resolve this matter without resorting to expensive and protracted litigation. We have great respect for each other as global institutions and as prospective business partners, and we look forward to doing business together again."

         Separately, Merrill Lynch said it has substantially provided for the settlement, and the settlement will not have a material impact on earnings reported in the 2000 second quarter.

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
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              MERRILL LYNCH & CO., INC.
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                                                    (Registrant)




                                       By: /s/ Andrea L. Dulberg
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                                               Andrea L. Dulberg
                                               Secretary



Date:    May 24, 2000